SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 333-111362)
UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No. 23		[X]
and
REGISTRATION STATEMENT (NO. 811-21478) UNDER THE INVESTMENT COMPANY ACT
OF 1940
Amendment No. 24		[X]

VANGUARD CMT FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on December 23, 2016 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Market Liquidity Fund
Prospectus

December 23, 2016

Investor Shares
Vanguard Market Liquidity Fund

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2016.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	18
Investing in Money Market Funds	5	Investing With Vanguard	20
More on the Fund	7	Glossary of Investment Terms	21
The Fund and Vanguard	14
Investment Advisor	14
Dividends and Taxes	15
Share Price	16

Fund Summary

Investment Objective

The Fund seeks to provide current income while maintaining liquidity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.005%
12b-1 Distribution Fee	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.005%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1	$2	$3	$6

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Principal Investment Policies

The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, Eurodollar and Yankee obligations, and other money market securities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry. The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks

On August 12, 2016, the Fund, as an institutional money market fund, was required to transition to a floating net asset value (NAV) as a result of the SEC’s money market fund reforms. The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

• Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund invests more than 25% of its assets in securities issued by companies in the financial services industry, the Fund’s performance depends to a greater extent on the overall condition of that industry and is more susceptible to events affecting that industry.

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other

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factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a comparative benchmark, which has investment characteristics similar to those of the Fund. Returns for the Institutional Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Market Liquidity Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2016, was 0.41%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.36% (quarter ended December 31, 2006), and the lowest return for a quarter was 0.03% (quarter ended March 31, 2012).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Market Liquidity Fund Investor Shares	0.17%	0.15%	1.44%
Institutional Money Market Funds Average	0.01%	0.02%	1.25%

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Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

John C. Lanius, Portfolio Manager at Vanguard. He has managed the Fund since 2006.

Purchase and Sale of Fund Shares

The Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. As a result of the Fund’s transition to a floating NAV, subscription orders in the Fund can only be placed in dollars, while redemption orders can be placed in units or dollars.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Money Market Funds

What is Money Market Reform?

In July 2014, the Securities and Exchange Commission (SEC) implemented a number of regulatory changes designed to enhance the stability and resilience of all money market funds. The reforms have created three categories of money market funds:

• Retail money market funds, which may maintain a stable net asset value (NAV) but are subject to liquidity fees and redemption gates.

• Government money market funds, which may maintain a stable NAV but are not required to implement liquidity fees and redemption gates.

• Institutional money market funds, which are required to have a floating NAV and are subject to liquidity fees and redemption gates.

The board of trustees of Vanguard CMT Funds (the Board), in accordance with the best interest of the shareholders, approved a number of changes in response to the SEC’s 2014 amendments to the rules governing money market funds. The changes—including the Fund’s transition to a floating NAV and the Board’s ability to implement liquidity fees and redemption gates if Vanguard Market Liquidity Fund’s weekly liquid assets fall below established thresholds—became effective on October 14, 2016. As part of these changes, information regarding the Fund’s weekly liquid assets for the prior six months (by day, as of the close of business) is available on the Fund’s Portfolio page at vanguard.com.

How Does This Affect Vanguard Money Market Funds?

The money market fund reforms impact money market funds differently depending on the types of investors permitted to invest in the fund and the types of securities in which the fund may invest.

Vanguard Market Liquidity Fund

Vanguard has designated Vanguard Market Liquidity Fund as an institutional money market fund.

Institutional money market funds are not limited to “natural persons” and may be held by institutional as well as retail investors. An institutional money market fund generally will no longer be permitted to use amortized cost or penny rounding methods to calculate NAV. Rather, an institutional money market fund will be required to transact at a floating NAV, a market-based NAV calculated to four decimal places or an equivalent value for funds with a different share price (e.g., $10.000 or $100.00). If an institutional money market fund’s weekly liquid assets fall below a certain threshold, institutional money market funds are subject to fees and gates.

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Notices regarding liquidity fees or redemption gates will be filed with the SEC on Form N-CR. In addition, announcements will also be made in supplements to the Fund's prospectus and on the Fund’s website.

There are two types of liquidity fees: discretionary liquidity fees and default liquidity fees.

Discretionary liquidity fee. The Fund may impose a liquidity fee of up to 2% on all redemptions in the event that the Fund’s weekly liquid assets fall below 30% of its total assets if the Board determines that it is in the best interest of the Fund. Once the Fund has restored its weekly liquidity assets to 30% of total assets, any liquidity fee must be suspended.

Default liquidity fee. The Fund is required to impose a liquidity fee of 1% on all redemptions in the event that the Fund’s weekly liquid assets fall below 10% of its total assets unless the Fund’s Board determines that (1) the fee is not in the best interest of the Fund or (2) a lesser/higher fee (up to 2%) is in the best interest of the Fund.

In addition to, or in lieu of, the liquidity fee, the Fund is permitted to implement temporarily a redemption gate (i.e., suspend redemptions) if the Fund’s weekly liquid assets fall below 30% of its total assets. The gate could remain in effect for no longer than 10 days in any 90-day period. Once the Fund has restored its weekly liquidity assets to 30% of total assets, the gate must be lifted.

The Fund is subject to money market fund reform regulatory risk, which is the chance that 2014 SEC reforms will affect the Fund’s investment strategy, fees and expenses, portfolio, share liquidity, and return potential as a result of the implemented rules.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Vanguard Market Liquidity Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders. The Fund operates under an exemption issued by the SEC.

A Similar But Distinct Vanguard Fund

The Fund offered by this prospectus should not be confused with Vanguard Prime Money Market Fund, a separate Vanguard fund available only to retail investors that has a similar investment objective and similar policies but seeks to maintain a stable net asset value. The respective money market instruments held by the funds will differ. The funds’ holdings, combined with differences in the funds’ respective cash flows and expenses, are expected to produce different investment performances. Although Vanguard Market Liquidity Fund has lower expenses, investors should not expect this Fund necessarily to outperform Vanguard Prime Money Market Fund.

Vanguard Prime Money Market Fund offers its shares through a separate prospectus.

To obtain the prospectus for that fund, please call 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Market Liquidity Fund’s expense ratio would be
0.005%, or $0.05 per $1,000 of average net assets. The average expense ratio for institutional money market funds in 2015 was 0.18%, or $1.80 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters
Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure

The Fund’s principal policy is to invest in high-quality money market instruments. Also known as cash equivalent investments, these instruments are considered short-term (i.e., they usually mature in 397 days or less). The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund invests more than 25% of its assets in securities issued by companies in the financial services industry.

Plain Talk About Money Market Instruments

The term “money market instruments” refers to a variety of short-term, liquid investments, usually with maturities of 397 days or less. Some common types are U.S. Treasury bills and notes, which are securities issued by the U.S.
government; commercial paper, which is a promissory note issued by a large company or a financial firm; banker’s acceptances, which are credit instruments guaranteed by banks; and negotiable certificates of deposit, which are promissory notes issued by banks in large denominations. Money market securities can pay fixed, variable, or floating rates of interest.

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The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

A low interest rate environment could adversely affect the Fund’s return. Low interest rates could prevent the Fund from providing a positive yield.

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, selects high-quality money market instruments. The Fund focuses on securities of a particular class of issuer (the U.S. government, U.S. government agencies, or nongovernment issuers).

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Plain Talk About Credit Quality

A money market instrument’s credit quality is an assessment of the issuer’s ability to pay interest and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations, along with other securities backed by the “full faith and credit” of the U.S. government, generally are determined to have the highest credit quality. All things being equal, money market instruments with greater credit risk offer higher yields.

The Fund invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund also invests in short-term corporate, state, and municipal obligations that are considered high quality.

The Fund is subject to industry concentration risk, which is the chance that the Fund‘s performance will be significantly affected, for better or for worse, by developments in the financial services industry.

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More than 25% of the Fund’s assets are invested in securities issued by companies in the financial services industry, such as U.S. and foreign banks, insurance companies, real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry), securities firms, leasing companies, and other companies principally engaged in providing financial services to consumers and industry. These investments include, among others, bank obligations, high-quality asset-backed securities, and securities issued by the automobile finance industry. Because of the concentration, changes in economic, regulatory, and political conditions that affect financial services companies could have a significant effect on the Fund. These conditions include changes in interest rates and defaults in payments by borrowers.

The Fund may also invest in Eurodollar and Yankee obligations, which include certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations will not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Fund’s advisor selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

The Fund is subject, to a limited extent, to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

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Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Overall, the Fund’s investments are in securities considered to be of high credit quality. However, because the Fund invests a portion of its assets in money market securities issued by private companies, it is possible that one or more of these companies may experience financial difficulties and, as a result, may fail to pay interest to the Fund or fail to return the Fund’s principal when repayment is due. Bear in mind that although the Fund invests in high-quality money market instruments, the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency of the U.S. government.

The Fund reserves the right to invest in repurchase agreements, which are subject to specific risks.

Plain Talk About Repurchase Agreements

Repurchase agreements are contracts in which a bank or securities dealer sells government securities and agrees to repurchase the securities on a specific date
(normally the next business day) at a specific price.

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Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts. The Fund‘s advisor believes that these risks can be controlled through careful security and counterparty selection and monitoring.

The Fund reserves the right to invest, to a limited extent, in adjustable-rate securities, which are a type of derivative.

An adjustable-rate security’s interest rate, as the name implies, is not set; instead, it fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the federal funds rate, the 90-day U.S. Treasury bill rate, or the London Interbank Offered Rate (LIBOR). Adjustable-rate securities reset their yields on a periodic basis (e.g., daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These yields are closely correlated to changes in money market interest rates.

The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Plain Talk About Derivatives

A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset
(such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate
Bond Index), or a reference rate (such as LIBOR).

In addition, the Fund may invest up to 5% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued.

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Plain Talk About Weighted Average Maturity and Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Plain Talk About Cash Equivalent Investments

For mutual funds that hold cash equivalent investments, “cash” does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency.

Frequent Trading or Market-Timing

Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.

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The Fund and Vanguard

The Vanguard Group is a family of more than 190 mutual funds holding assets of approximately $3.5 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment. The Fund is not a member of The Vanguard Group but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2016, Vanguard served as advisor for approximately $2.9 trillion in assets.

The Fund has two agreements with Vanguard.

Management and Distribution Agreement. Vanguard serves as the Fund’s advisor and provides a range of administrative services to the Fund under the terms of the Management and Distribution Agreement. As part of this agreement, the Fund pays Vanguard monthly on an at-cost basis.

Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard monthly on an at-cost basis.

For the fiscal year ended August 31, 2016, the amounts paid to Vanguard represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

The manager primarily responsible for the day-to-day management of the Fund is:

John C. Lanius, Portfolio Manager at Vanguard. He has been with Vanguard since 1996, has worked in investment management since 1997, has managed investment portfolios since 2004, and has managed the Fund since 2006. Education: B.A., Middlebury College.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund may also realize capital gains from the sale of its holdings and distribute these gains (net of losses) to shareholders as capital gains distributions. As a money market fund, the Fund's distributions are expected to consist primarily of income dividends. The Fund’s income dividends generally are declared daily and distributed monthly. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive your income distributions in cash, or you can have them automatically reinvested in more shares of the Fund.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Because of the short-term nature of the Fund’s holdings, the Fund generally does not expect to make distributions of net long-term capital gains.

• As a result of the Fund’s transition to a floating NAV, a sale or exchange of Fund shares may result in a capital gain or loss for you. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return. The Fund’s Statement of Additional Information contains more information regarding the different methods available to you for calculating this gain or loss.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local

15

income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gain distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

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Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of the security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF shares, institutional money market fund shares, or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The NAV of Vanguard retail and government money market funds is expected to remain relatively stable. Instruments are purchased and managed with that goal in mind.

Vanguard fund share prices are published daily; share prices, along with money market fund yields, are available on our website at vanguard.com/prices.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $100.00 per share (adjusted to reflect a 1-for-100 reverse share split as of the close of business on August 12, 2016). During the year, the Fund earned $0.421 per share from investment income (interest) and $0.01 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.421 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $100.01, reflecting earnings of $0.431 per share and distributions of $0.421 per share. This was an increase of $0.01 per share (from $100.00 at the beginning of the year to $100.01 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.43% for the year.

As of August 31, 2016, the Fund had approximately $44 billion in net assets. For the year, its expense ratio was 0.005% ($0.05 per $1,000 of net assets), and its net investment income amounted to 0.42% of its average net assets.

18

Market Liquidity Fund
			Year Ended August 31,
For a Share Outstanding Throughout Each Period[1]	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00
Investment Operations
Net Investment Income	.421	.100	.100	.100	.100
Net Realized and Unrealized Gain (Loss)
on Investments	.010	—	—	—	—
Total from Investment Operations	.431	.100	.100	.100	.100
Distributions
Dividends from Net Investment Income	(.421)	(.100)	(.100)	(.100)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.421)	(.100)	(.100)	(.100)	(.100)
Net Asset Value, End of Period	$100.01	$100.00	$100.00	$100.00	$100.00
Total Return	0.43%	0.13%	0.12%	0.15%	0.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,683	$47,040	$37,202	$28,103	$32,648
Ratio of Total Expenses to Average
Net Assets	0.005%	0.005%	0.005%	0.005%	0.005%
Ratio of Net Investment Income to Average
Net Assets	0.42%	0.13%	0.12%	0.15%	0.14%
1 Adjusted to reflect a 1-for-100 reverse share split as of the close of business on August 12, 2016.

19

Investing With Vanguard

Vanguard Market Liquidity Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. As a result of the Fund’s transition to a floating NAV, subscription orders in Vanguard Market Liquidity Fund can only be placed in dollars, while redemption orders can be placed in units or dollars. Vanguard reserves the right to change the availability of Vanguard Market Liquidity Fund or offer additional funds at any time without prior notice to shareholders.

Purchases, redemptions, and exchanges of shares issued by Vanguard Market Liquidity Fund are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts based on a determination of the participant’s daily cash management requirements. There is no minimum amount required to open, to maintain, or to add to an existing account.

Transactions will generally be based on the Fund’s next-determined net asset value (NAV) after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order). As long as this request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) and a liquidity fee or redemption gate is not in effect, the investor will receive that business day’s NAV. This is known as the trade date. Transaction requests received after that time receive a trade date of the first business day following the date of receipt. The trade date may vary depending on the method of payment for the transaction.

If an investor redeems shares when the Fund has imposed a liquidity fee, then the amount received for the redemption will be reduced by the amount of the liquidity fee and will generally result in a loss for tax purposes equal to the amount of that fee. Once the Fund imposes a redemption gate, then unprocessed orders to redeem will be canceled and the Fund will not accept redemption orders until the gate is no longer in effect. If an investor still wishes to redeem once the gate is lifted, the investor will need to submit a new redemption request to the Fund.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
	Inception	Vanguard	CUSIP
	Date	Fund Number	Number
Market Liquidity Fund	7/19/2004	1142	92202X209

20

Glossary of Investment Terms

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Floating Net Asset Value (NAV). A share price that fluctuates in response to the current market-based value of the securities in a fund's underlying portfolio.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Money Market Instruments. Short-term, liquid investments (usually with a maturity of 397 days or less) that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m, Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Stable Net Asset Value (NAV). A share price that maintains a consistent value (e.g., $1.00 or $100.00) using special pricing and valuation conventions.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

21

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

22

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
Market Liquidity Fund, the following documents are	Institutional Investor Information Department
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
policies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people
The SAI provides more detailed information about the Fund	with hearing impairment: 800-749-7273
and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund
report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room
the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at
The Vanguard Group
www.sec.gov, or you can receive copies of this
Investor Information Department
information, for a fee, by electronic request at the
P.O. Box 2900
following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273
Fund’s Investment Company Act file number: 811-21478

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 1142 122016

Vanguard Municipal Cash Management Fund
Prospectus

December 23, 2016

Investor Shares
Vanguard Municipal Cash Management Fund

This prospectus contains financial data for the Fund through the fiscal year ended August 31, 2016.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	17
Investing in Tax-Exempt Funds	5	Investing With Vanguard	19
Investing in Money Market Funds	6	Glossary of Investment Terms	21
More on the Fund	8
The Fund and Vanguard	12
Investment Advisor	13
Dividends and Taxes	13
Share Price	16

Fund Summary

Investment Objective

The Fund seeks to provide current income that is exempt from federal personal income taxes, while maintaining liquidity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.01%
12b-1 Distribution Fee	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.01%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1	$3	$6	$13

1

Principal Investment Policies

The Fund invests in a variety of high-quality, short-term municipal securities. To be considered high quality, a security must be determined by Vanguard to present minimal credit risk based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. As a matter of fundamental policy, the Fund will invest at least 80% of its assets in tax-exempt municipal bonds (including securities that may be subject to alternative minimum tax) under normal market conditions.

Principal Risks

On August 12, 2016, the Fund, as an institutional money market fund, was required to transition to a floating net asset value (NAV) as a result of the SEC’s money market fund reforms. The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a comparative benchmark, which has investment characteristics similar to those of the Fund. Returns for the Tax-Exempt Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Municipal Cash Management Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2016, was 0.24%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.94% (quarter ended June 30, 2007), and the lowest return for a quarter was 0.01% (quarter ended March 31, 2015).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Municipal Cash Management Fund Investor Shares	0.03%	0.10%	1.02%
Tax-Exempt Money Market Funds Average	0.01%	0.01%	0.75%

3

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Justin A. Schwartz, CFA, Portfolio Manager at Vanguard and head of Vanguard’s Municipal Money Market Funds. He has managed the Fund since 2010.

Purchase and Sale of Fund Shares

The Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. As a result of the Fund’s transition to a floating NAV, subscription orders in the Fund can only be placed in dollars, while redemption orders can be placed in units or dollars.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

Investing in Tax-Exempt Funds

What Are Municipal Bond Funds?

Municipal bond funds invest primarily in interest-bearing securities issued by state and local governments and by other governmental authorities to support their needs or to finance public projects. A municipal bond—like a bond issued by a corporation or the U.S. government—obligates the issuer to pay the bondholder a fixed or variable amount of interest periodically and to repay the principal value of the bond on a specific maturity date. Unlike most other bonds, however, municipal bonds generally pay interest that is exempt from federal income taxes and, in some cases, from state and local taxes. For certain shareholders, the interest may be subject to the alternative minimum tax.

Taxable Versus Tax-Exempt Funds

Yields on tax-exempt bonds—such as some municipal bonds—are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

To determine whether a tax-exempt fund—such as Vanguard Municipal Cash Management Fund—makes sense for you, compute the tax-exempt fund’s taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

To compute the taxable-equivalent yield, divide the tax-exempt fund’s yield by the difference between 100% and your federal tax bracket. For example, if you are in a 35% federal tax bracket, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable-equivalent yield would be 7.69% (5% divided by [100%–35%]).

In this example, you would choose the tax-exempt fund if its taxable-equivalent yield of 7.69% were greater than the yield of a similar, though taxable, investment.

Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable-equivalent yields of your own.

There is no guarantee that all of a tax-exempt fund’s income from its municipal bonds will remain exempt from federal, state, or local income taxes. Income from municipal bonds held by a fund could be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state or local tax authorities, or noncompliant conduct of a bond issuer.

5

Investing in Money Market Funds

What is Money Market Reform?

In July 2014, the Securities and Exchange Commission (SEC) implemented a number of regulatory changes designed to enhance the stability and resilience of all money market funds. The reforms have created three categories of money market funds:

• Retail money market funds, which may maintain a stable net asset value (NAV) but are subject to liquidity fees and redemption gates.

• Government money market funds, which may maintain a stable NAV but are not required to implement liquidity fees and redemption gates.

• Institutional money market funds, which are required to have a floating NAV and are subject to liquidity fees and redemption gates.

The board of trustees of Vanguard CMT Funds (the Board), in accordance with the best interest of the shareholders, approved a number of changes in response to the SEC's 2014 amendments to the rules governing money market funds. The changes—including the Fund’s transition to a floating NAV and the Board’s ability to implement liquidity fees and redemption gates if Vanguard Municipal Cash Management Fund’s weekly liquid assets fall below established thresholds—became effective on October 14, 2016. As part of these changes, information regarding the Fund’s weekly liquid assets for the prior six months (by day, as of the close of business) is available on the Fund’s Portfolio page at vanguard.com.

How Does This Affect Vanguard Money Market Funds?

The money market fund reforms impact money market funds differently depending on the types of investors permitted to invest in the fund and the types of securities in which the fund may invest.

Vanguard Municipal Cash Management Fund

Vanguard has designated Vanguard Municipal Cash Management Fund as an institutional money market fund.

Institutional money market funds are not limited to “natural persons” and may be held by institutional as well as retail investors. An institutional money market fund generally will no longer be permitted to use amortized cost or penny rounding methods to calculate NAV. Rather, an institutional money market fund will be required to transact at a floating NAV, a market-based NAV calculated to four decimal places or an equivalent value for funds with a different share price (e.g., $10.000 or $100.00). If an institutional money market fund’s weekly liquid assets fall below a certain threshold, institutional money market funds are subject to fees and gates.

6

Notices regarding liquidity fees or redemption gates will be filed with the SEC on Form N-CR. In addition, announcements will also be made in supplements to the Fund's prospectus and on the Fund's website.

There are two types of liquidity fees: discretionary liquidity fees and default liquidity fees.

Discretionary liquidity fee. The Fund may impose a liquidity fee of up to 2% on all redemptions in the event that the Fund’s weekly liquid assets fall below 30% of its total assets if the Board determines that it is in the best interest of the Fund. Once the Fund has restored its weekly liquidity assets to 30% of total assets, any liquidity fee must be suspended.

Default liquidity fee. The Fund is required to impose a liquidity fee of 1% on all redemptions in the event that the Fund’s weekly liquid assets fall below 10% of its total assets unless the Fund’s Board determines that (1) the fee is not in the best interest of the Fund or (2) a lesser/higher fee (up to 2%) is in the best interest of the Fund.

In addition to, or in lieu of, the liquidity fee, the Fund is permitted to implement temporarily a redemption gate (i.e., suspend redemptions) if the Fund’s weekly liquid assets fall below 30% of its total assets. The gate could remain in effect for no longer than 10 days in any 90-day period. Once the Fund has restored its weekly liquidity assets to 30% of total assets, the gate must be lifted.

The Fund is subject to money market fund reform regulatory risk, which is the chance that 2014 SEC reforms will affect the Fund’s investment strategy, fees and expenses, portfolio, share liquidity, and return potential as a result of the implemented rules.

7

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Vanguard Municipal Cash Management Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders. The Fund operates under an exemption issued by the SEC.

A Similar But Distinct Vanguard Fund

The Fund offered by this prospectus should not be confused with Vanguard Tax-Exempt Money Market Fund, a separate Vanguard fund available only to retail investors that has a similar investment objective and similar policies but seeks to maintain a stable net asset value. The respective municipal securities held by the funds will differ. The funds’ holdings, combined with differences in the funds’ respective cash flows and expenses, are expected to produce different investment performances. Although Vanguard Municipal Cash Management Fund has lower expenses, investors should not expect this Fund necessarily to outperform Vanguard Tax-Exempt Money Market Fund.

Vanguard Tax-Exempt Money Market Fund offers its shares through a separate prospectus. To obtain the prospectus for that fund, please call 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Municipal Cash Management Fund’s expense ratio would be 0.01%, or $0.10 per $1,000 of average net assets. The average expense ratio for tax-exempt money market funds in 2015 was 0.09%, or $0.90 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters
Company, which reports on the mutual fund industry).

8

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment policies in the interest of shareholders without a shareholder vote, unless those policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure

The Fund invests mainly in state and local municipal securities that provide tax-exempt income. As a result, it is subject to certain risks.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund’s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing instruments in lower-yielding instruments. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

A low interest rate environment could adversely affect the Fund’s return. Low interest rates could prevent the Fund from providing a positive yield.

The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

The Fund tries to minimize credit risk by purchasing a wide selection of municipal securities. As a result, there is less chance that the Fund will be seriously affected by a particular bond issuer’s failure to pay either interest or principal.

9

Plain Talk About Credit Quality

A money market instrument’s credit quality is an assessment of the issuer’s ability to pay interest and, ultimately, to repay the principal. The lower the credit quality, the greater the chance—in Vanguard’s opinion—that the issuer will default, or fail to meet its payment obligations. Direct U.S. Treasury obligations, along with other securities backed by the “full faith and credit” of the U.S. government, generally are determined to have the highest credit quality. All things being equal, money market instruments with greater credit risk offer higher yields.

Up to 100% of the Fund’s assets may be invested in securities that are subject to the alternative minimum tax (AMT).

Plain Talk About Alternative Minimum Tax

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be considered “tax-preference items” for purposes of the alternative minimum tax (AMT)—a special tax system designed to ensure that individuals pay at least a certain level of federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered “tax-preference items.”

Security Selection

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, uses a top-down investment management approach to select a variety of high-quality, short-term municipal securities. This means that the advisor sets, and periodically adjusts, a duration target for the Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within the Fund’s targeted duration.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

10

Plain Talk About Weighted Average Maturity and Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable-rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable-rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable-rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Other Investment Policies and Risks

In addition to investing in municipal securities, the Fund may make other kinds of investments to achieve its objective.

The Fund may purchase tax-exempt securities on a “when-issued” basis. When investing in “when-issued” securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

The Fund may invest in derivative securities that, in the advisor’s opinion, are consistent with the Fund’s objective of producing current tax-exempt income while maintaining liquidity. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index or swap agreement or by some other formula.

In addition, the Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund’s shareholders to lose money or receive taxable income.

11

Plain Talk About Derivatives

A derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a money market benchmark (such as U.S. Treasury bill rates or the federal funds effective rate), a physical asset
(such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate
Bond Index), or a reference rate (such as LIBOR).

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments, U.S. Treasury securities, or other taxable securities—in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of municipal money market obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal personal income tax and may otherwise fail to achieve its investment objective.

Plain Talk About Cash Equivalent Investments

For mutual funds that hold cash equivalent investments, “cash” does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency.

Frequent Trading or Market-Timing

Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.

The Fund and Vanguard

The Vanguard Group is a family of more than 190 mutual funds holding assets of approximately $3.5 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment. The Fund is not a member of The Vanguard Group but is administered by Vanguard

12

and pays Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of August 31, 2016, Vanguard served as advisor for approximately $2.9 trillion in assets.

The Fund has two agreements with Vanguard.

Management and Distribution Agreement. Vanguard serves as the Fund’s advisor and provides a range of administrative services to the Fund under the terms of the Management and Distribution Agreement. As part of this agreement, the Fund pays Vanguard monthly on an at-cost basis.

Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard monthly on an at-cost basis.

For the fiscal year ended August 31, 2016, the amounts paid to Vanguard represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended August 31.

The manager primarily responsible for the day-to-day management of the Fund is:

Justin A. Schwartz, CFA, Portfolio Manager at Vanguard and head of Vanguard’s Municipal Money Market Funds. He has been with Vanguard since 2004; has worked in investment management since 2005; and has managed investment portfolios, including the Fund, since 2010. Education: B.S., University of Richmond.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund may also realize capital gains from the sale of its holdings and distribute these gains (net of losses) to shareholders as capital gains distributions. As

13

a money market fund, the Fund's distributions are expected to consist primarily of income dividends. The Fund’s income dividends generally are declared daily and distributed monthly. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive your income distributions in cash, or you can have them automatically reinvested in more shares of the Fund.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. A majority of the income dividends you receive from the Fund are expected to be exempt from federal income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

• Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

• Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.

• Distributions of capital gains and any investment income that is not exempt from federal income tax are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Because of the short-term nature of the Fund's holdings, the Fund generally does not expect to make distributions of net long-term capital gains.

• As a result of the Fund’s transition to a floating NAV, a sale or exchange of Fund shares may result in a capital gain or loss for you. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return. The Fund's Statement of Additional Information contains more information regarding the different methods available to you for calculating this gain or loss.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

14

Income dividends and capital gain distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states.

This prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so. The backup withholding rules may also apply to distributions that are designated as exempt-interest dividends.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gain distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

15

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of the security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF shares, institutional money market fund shares, or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The NAV of Vanguard retail and government money market funds is expected to remain relatively stable. Instruments are purchased and managed with that goal in mind.

Vanguard fund share prices are published daily; share prices, along with money market fund yields, are available on our website at vanguard.com/prices.

16

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2016 with a net asset value (share price) of $100.00 per share (adjusted to reflect a 1-for-100 reverse share split as of the close of business on August 12, 2016). During the year, the Fund earned $0.19 per share from investment income (interest) and $0.01 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.19 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $100.01, reflecting earnings of $0.20 per share and distributions $0.19 per share. This was an increase of $0.01 per share (from $100.00 at the beginning of the year to $100.01 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.20% for the year.

As of August 31, 2016, the Fund had approximately $3.1 billion in net assets. For the year, its expense ratio was 0.01% ($0.10 per $1,000 of net assets), and its net investment income amounted to 0.19% of its average net assets.

17

Municipal Cash Management Fund

				Year Ended August 31,
For a Share Outstanding Throughout Each Period[1]	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00
Investment Operations
Net Investment Income	.190	.040	.100	.100	.100
Net Realized and Unrealized Gain (Loss)
on Investments	.010	—	—	—	—
Total from Investment Operations	.200	.040	.100	.100	.100
Distributions
Dividends from Net Investment Income	(.190)	(.040)	(.100)	(.100)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.190)	(.040)	(.100)	(.100)	(.100)
Net Asset Value, End of Period	$100.01	$100.00	$100.00	$100.00	$100.00
Total Return	0.20%	0.04%	0.06%	0.13%	0.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,110	$3,197	$4,247	$3,989	$3,581
Ratio of Total Expenses to Average
Net Assets	0.01%	0.01%	0.01%	0.01%	0.01%
Ratio of Net Investment Income to Average
Net Assets	0.19%	0.04%	0.06%	0.13%	0.13%
1 Adjusted to reflect a 1-for-100 reverse share split as of the close of business on August 12, 2016.

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Investing With Vanguard

Vanguard Municipal Cash Management Fund has been established by Vanguard as a cash management vehicle for the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Fund is not available to other investors. As a result of the Fund’s transition to a floating NAV, subscription orders in Vanguard Municipal Cash Management Fund can only be placed in dollars, while redemption orders can be placed in units or dollars. Vanguard reserves the right to change the availability of Vanguard Municipal Cash Management Fund or offer additional funds at any time without prior notice to shareholders.

Purchases, redemptions, and exchanges of shares issued by Vanguard Municipal Cash Management Fund are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts based on a determination of the participant’s daily cash management requirements. There is no minimum amount required to open, to maintain, or to add to an existing account.

Transactions will generally be based on the Fund’s next-determined net asset value (NAV) after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order). As long as this request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) and a liquidity fee or redemption gate is not in effect, the investor will receive that business day’s NAV. This is known as the trade date. Transaction requests received after that time receive a trade date of the first business day following the date of receipt. The trade date may vary depending on the method of payment for the transaction.

If an investor redeems shares when the Fund has imposed a liquidity fee, then the amount received for the redemption will be reduced by the amount of the liquidity fee and will generally result in a loss for tax purposes equal to the amount of that fee. Once the Fund imposes a redemption gate, then unprocessed orders to redeem will be canceled and the Fund will not accept redemption orders until the gate is no longer in effect. If an investor still wishes to redeem once the gate is lifted, the investor will need to submit a new redemption request to the Fund.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

19

Additional Information
	Inception	Vanguard	CUSIP
	Date	Fund Number	Number
Municipal Cash Management Fund	7/19/2004	1143	92202X308

CFA® is a registered trademark owned by CFA Institute.

20

Glossary of Investment Terms

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Floating Net Asset Value (NAV). A share price that fluctuates in response to the current market-based value of the securities in a fund's underlying portfolio.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Municipal Bond. A bond issued by a state or local government or by other governmental authorities. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time. Net asset values (NAVs) are calculated each business day as of the close of regular trading on the NYSE. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable), generally 4 p.m., Eastern time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Stable Net Asset Value (NAV). A share price that maintains a consistent value (e.g., $1.00 or $100.00) using special pricing and valuation conventions.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

21

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

22

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
Municipal Cash Management Fund, the following	Institutional Investor Information Department
documents are available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
policies that significantly affected the Fund’s	transactions, and/or account statements, please call:
performance during its last fiscal year.
Client Services Department
Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people
The SAI provides more detailed information about the	with hearing impairment: 800-749-7273
Fund and is incorporated by reference into (and thus
Information Provided by the Securities and
legally a part of) this prospectus.
Exchange Commission (SEC)
To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund
report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room
the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public
vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and
other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at
The Vanguard Group
www.sec.gov, or you can receive copies of this
Investor Information Department
information, for a fee, by electronic request at the
P.O. Box 2900
following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273
Fund’s Investment Company Act file number: 811-21478

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 1143 122016

PART B

VANGUARD® CMT FUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 23, 2016

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated December 23, 2016). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Institutional Investor Information Department at 888-809-8102 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies, Risks, and Nonfundamental Policies	B-4
Share Price	B-17
Purchase and Redemption of Shares	B-17
Management of the Funds	B-19
Investment Advisory Services	B-30
Portfolio Transactions	B-31
Proxy Voting Guidelines	B-33
Financial Statements	B-39

DESCRIPTION OF THE TRUST

Vanguard CMT Funds (the Trust) currently offers the following funds:

Investor
Fund[1]	Shares
Vanguard Market Liquidity Fund	Yes
Vanguard Municipal Cash Management Fund	Yes
1 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Each Fund offers only one class of shares. Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

Organization

The Trust was organized as a Delaware statutory trust in 2003. The Trust changed its name from Vanguard Cash Management Trust to Vanguard CMT Funds in 2004. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Both Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodians. Bank of New York Mellon, One Wall Street, New York, NY 10286 and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard Market Liquidity Fund); and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for Vanguard Municipal Cash Management Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories. Bank of New York Mellon and JPMorgan Chase Bank also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions for Vanguard Market Liquidity Fund.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. There are no conversion rights associated with the Funds‘ shares.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

80% Policy. The Municipal Cash Management Fund will invest at least 80% of its assets in tax-exempt municipal securities (including securities that may be subject to alternative minimum tax (AMT)) under normal market conditions.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. Each Fund may not change its classification as a “management company” or its subclassifications as an “open-end company” and as a “diversified company” as each such term is defined in the 1940 Act.

Industry Concentration. Vanguard Market Liquidity Fund will concentrate its investments in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Market Liquidity Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

Vanguard Municipal Cash Management Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Cybersecurity Risks. The increased use of technology to conduct business could subject a fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a fund may be unable to calculate its net asset value (NAV), a fund’s shareholders may be unable to transact business, a fund may be unable to process transactions on behalf of its shareholders, or a fund may be unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.

Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.

Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. Such liquidity risk may be heightened for certain types of variable rate securities called “extendible municipal securities,” in which the holder of a security is required to retain the investment for the length of the remarketing period (the time frame in which a remarketing agent seeks a new buyer for the security). Extendible municipal securities typically have extended remarketing periods of up to 13 months after a tender date. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. Extendible municipal securities that have been “extended” into a longer remarketing period may also be considered illiquid.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reforms is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based.

Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term “Commodity Pool Operator” (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (for example, futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Fund under the CEA.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and they will have at least the same financial strength as the domestic issuers approved for the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Money Market Fund Reform. The money market fund reforms adopted by the SEC in July 2014 became effective on October 14, 2016. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. The reforms impose new liquidity-related requirements on money market funds (including the potential implementation of liquidity fees and redemption gates). Other changes required by the reforms relate to diversification, disclosure, and stress testing requirements. The imposition and termination of a liquidity fee or redemption gate and/or the provision of financial support by an affiliated person of a money market fund will be reported by a money market fund to the SEC on Form N-CR. A money market fund’s designation as institutional, retail, or government determines whether the fund is required to have a floating net asset value (NAV) or is permitted to have a stable NAV. These changes may have significant adverse effects upon a money market fund’s investment strategy, fees and expenses, portfolio (including the liquidity of investments), and return potential.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, U.S. jurisdictions or territories, and other political subdivisions and by agencies, authorities, and instrumentalities of states and multistate agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds,” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor a “put option,” which is the right to sell the security back to the issuer at par (face value) prior to maturity, within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance (which is usually purchased by the bond issuer from a private, nongovernmental insurance company) provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit quality of an insured bond reflects the higher of the credit quality of the insurer, based on its claims-paying ability, or the credit quality of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them are assessed as high credit quality. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-

term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs). The borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, the federal interest rate subsidy or tax credit has been reduced by the government sequester. Additionally, bonds issued following expiration of the program are not eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or payment obligor or a related entity. Certain issuers are not eligible to file for bankruptcy.

Municipal Bonds—Risks. Municipal bonds are subject to credit risk. The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, size of a particular offering, maturity of the obligation, and credit quality of the issue. Consequently, municipal bonds with the same maturity, coupon, and credit quality may have different yields, while municipal bonds of the same maturity and coupon, but with different credit quality, may have the same yield. It is the responsibility of a fund’s investment management advisor to appraise independently the fundamental quality of bonds held by the fund. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.

Congress, state legislatures, or other governing authorities may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is assessed at a credit quality below the minimum investment level permitted by the investment policies of such fund, the fund’s investment advisor, pursuant to oversight from the trustees, will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal bonds are subject to interest rate risk, which is the chance that bond prices will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds. Conversely, municipal bonds are also subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

Other Investment Companies. The CMT Funds were established to be used by the Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. The Funds were created and operate under an exemption granted by the SEC. The exemption permits the Funds to acquire securities of any investment company or any company relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act. In addition, each of the Vanguard funds may invest in, and hold shares of, a CMT Fund.

A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Because preferred shares of closed-end investment companies are not allocated any operating or advisory expenses, the Vanguard funds will not bear any expenses from investments in certain variable-rate demand-preferred securities issued by closed-end municipal bond funds. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Exempt-Interest Dividends. If, at the end of each quarter of a fund’s taxable year, at least 50% of the fund’s total asset value consists of securities generating interest that is exempt from federal tax under IRC section 103(a), the fund may pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the fund. These dividends generally are not taxable to fund shareholders for U.S. federal income tax purposes, but they may result in liability for the federal alternative minimum tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operation losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Sale or Exchange of Money Market Fund Shares by Investors. As a result of each Fund transitioning to a floating NAV, a sale or exchange of Fund shares may result in a gain or loss for a shareholder. Assuming a shareholder holds the shares as a capital asset, any gain or loss recognized on a sale or exchange of shares will be treated as capital in nature. Unless a shareholder chooses to adopt the simplified “NAV method” of accounting (described below), this capital gain or loss generally will be treated as short-term if the shareholder held Fund shares for one year or less or long-term if the shareholder held Fund shares for longer.

If a Fund determines to impose a liquidity fee on redemptions of its shares, the fee paid by a shareholder on redemption of shares should reduce a shareholder’s amount realized for purposes of calculating the shareholder’s net gain or loss on the sale or exchange of shares. Any loss realized on the sale or exchange of Fund shares that a shareholder held for 6 months or less may be disallowed to the extent of any distributions treated as “exempt-interest dividends” with respect to those shares.

Further, the Internal Revenue Service has published guidance providing that the “wash sale” rule of the IRC does not apply to sales or exchanges of shares in a money market fund with a floating NAV. The wash sale rule disallows losses on taxable sales or exchanges of shares where other substantially identical shares are purchased (including by dividend reinvestment) within 30 days before or after the sale or exchange. Therefore, if a shareholder that sells or exchanges shares of a Fund at a loss and, within 30 days before or after this sale or exchange, purchases additional shares of the same Fund, then such loss will not be disallowed under the wash sale rule.

If the shareholder elects to adopt the NAV method of accounting, rather than compute any gain or loss on every taxable sale or exchange of Fund shares, the shareholder would determine the gain or loss based on the change in the aggregate value of the Fund shares during a computation period (e.g., the shareholder’s taxable year or certain shorter periods), reduced by its net investment (purchases minus taxable sales, redemptions, or exchanges) in those Fund shares during the period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss (including any loss arising from the shareholder’s payment of a liquidity fee on redemption of the shares) would be treated as short-term capital gain or loss.

Shareholders are permitted to use different methods of accounting for shares of a single Fund that are held in different accounts or for shares of different money market funds held in the same account.

Please consult your tax advisor for more information concerning these rules.

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Temporary tax legislation provided relief from certain U.S. withholding taxes for certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors, provided the investors furnished valid tax documentation (i.e., Internal Revenue Service (IRS) Form W-8) certifying as to their non-U.S. status. This temporary exemption expired for taxable years of a fund beginning after 2014. In December 2015, Congress voted to reinstate retroactively the exemption for taxable years of a fund beginning after 2014 and made the exemption permanent for all future years. Because the relief was reinstated retroactively, investors may be able to reclaim the U.S. tax withheld on properly reported qualifying distributions in 2015 directly from the IRS.

A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions and on the proceeds of the sale, the redemption, or the exchange of fund shares. Please consult your tax advisor for more information about these rules.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Tender Option Bond Programs. Tender option bond programs are a type of municipal bond derivative structure, which is taxed as a partnership for federal income tax purposes. These programs provide for tax-exempt income at a variable rate. In such programs, high-quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds will decline in value because of changes in market interest rates. The Funds do not invest in this second class of investors. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If a tender option bond program would fail to qualify as a partnership for federal income tax purposes, any Fund invested in that program could receive taxable ordinary income.

Variable-Rate Demand-Preferred Securities. The Funds may purchase certain variable-rate demand-preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The Funds may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% at all times in order to issue preferred shares. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. The Funds could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. The Funds have no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable, and therefore the funds may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.

A fund’s purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Other Investment Companies.”

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

A Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares.

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

On August 12, 2016, Vanguard Market Liquidity Fund and Vanguard Municipal Cash Management Fund ceased to value their securities based on amortized cost, and each Fund’s NAV is now calculated using available market quotations.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund. In addition, in accordance with Rule 2a-7 under the 1940 Act, the board of trustees of a retail or institutional money market fund may implement liquidity fees and redemption gates if a retail or institutional money market fund’s weekly liquid assets fall below established thresholds.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees other than the potential liquidity fees that may be imposed in accordance with the rules discussed above. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are in the best interest of a fund.

Investing with Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund’s NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

The Funds employ Vanguard to provide investment advisory, administrative, and shareholder services. Vanguard is a jointly owned subsidiary of a group of more than 190 funds (member funds) that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of the Vanguard funds. The Funds are not member funds and, therefore, separately contract with Vanguard for the services provided.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Management and Distribution Agreement. The Trust has entered into a Management and Distribution Agreement with Vanguard and VMC, 400 Devon Park Drive, A39, Wayne, PA 19087, on behalf of the Funds. Under this Agreement, Vanguard manages the investment and reinvestment of each Fund’s assets; continuously reviews, supervises, and administers each Fund’s investment program; and provides a range of other administrative services necessary to each Fund’s day-to-day operations. In return, each Fund pays Vanguard a management fee, computed on an at-cost basis, at the end of each month. Vanguard discharges its responsibilities as investment advisor subject to the control of each Fund’s officers and trustees.

Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.

Shareholder Services Agreement. Each Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, each Fund pays Vanguard a shareholder services fee at the end of each month, computed on an at-cost basis.

Under the terms of these agreements, the Funds paid the following approximate amounts to Vanguard for management and shareholder services during the fiscal years ended August 31, 2014, 2015, and 2016:

Vanguard Fund	2014	2015	2016
Market Liquidity Fund	$1,800,000	$2,337,000	$2,338,000
Municipal Cash Management Fund	411,000	382,000	308,000

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis, each of whom is an independent trustee, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	198
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as a Director of Vanguard Marketing
Corporation. Mr. McNabb served as a Managing
Director of Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	198
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood include
			President of the Worldwide Channels Group, President
			of Latin America, Executive Chief Staff Officer of
			Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2009–2010 Distinguished Minett
			Professor at the Rochester Institute of Technology.
			Mr. Fullwood serves as Lead Director of SPX FLOW, Inc.
			(multi-industry manufacturing) and also serves as a
			Director of the University of Rochester Medical Center,
			Monroe Community College Foundation, the United
			Way of Rochester, North Carolina A&T University, and
			Roberts Wesleyan College.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	198
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			Director of Tyco International PLC (diversified
			manufacturing and services), HP Inc. (printer and
			personal computer manufacturing), and Delphi
			Automotive PLC (automotive components) and as
			Senior Advisor at New Mountain Capital.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	198
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science, School of Arts and Sciences, and
			Professor of Communication, Annenberg School for
			Communication, with secondary faculty appointments
			in the Department of Philosophy, School of Arts and
			Sciences, and at the Graduate School of Education,
			University of Pennsylvania. Dr. Gutmann also serves
			as a Trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	198
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a Director of Skytop Lodge Corporation
			(hotels) and the Robert Wood Johnson Foundation and
			as a member of the Advisory Board of the Institute for
			Women’s Leadership at Rutgers University.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	198
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services) and of Oxfam America; as a Director of
			SKF AB (industrial machinery), Hyster-Yale Materials
			Handling, Inc. (forklift trucks), the Lumina Foundation
			for Education, and the V Foundation for Cancer
			Research; and as a member of the Advisory Council for
			the College of Arts and Letters and of the Advisory
			Board to the Kellogg Institute for International Studies,
			both at the University of Notre Dame.

Mark Loughridge	Lead Independent	March 2012	Mr. Loughridge is the former Senior Vice President and	198
(1953)	Trustee		Chief Financial Officer (retired 2013) at IBM
			(information technology services). Mr. Loughridge also
			served as a fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013). Previous positions held by Mr.
			Loughridge at IBM include Senior Vice President and
			General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles. Mr. Loughridge serves as
			a Director of The Dow Chemical Company and as a
			member of the Council on Chicago Booth.

Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	198
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the boards of
			TIFF Advisory Services, Inc., and Catholic Investment
			Services, Inc. (investment advisors); as a member of
			the board of advisors for Spruceview Capital Partners;
			and as a member of the investment advisory
			committee of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the George Gund Professor of Finance	198
(1952)			and Banking, Emeritus at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a Director of Rand Merchant Bank and as an Overseer
			of the Museum of Fine Arts Boston.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	198
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment) and a
			former Director of Corning Incorporated (2000–2010)
			and of Dow Corning (2001–2010). Mr. Volanakis served
			as a Director of SPX Corporation (multi-industry
			manufacturing) in 2012 and as an Overseer of the
			Amos Tuck School of Business Administration at
			Dartmouth College from 2001 to 2013. Mr. Volanakis
			serves as Chairman of the Board of Trustees of Colby-
			Sawyer College and also serves as a member of the
			Advisory Board of the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem	Treasurer	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	198
(1967)			Treasurer of each of the investment companies served
			by Vanguard, since May 2015. Mr. Booraem served as
			Controller of each of the investment companies served
			by Vanguard, from 2010 to 2015, and as Assistant
			Controller of each of the investment companies served
			by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	198
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard, since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard, from 1998 to 2008.

Peter Mahoney	Controller	May 2015	Mr. Mahoney, head of Global Fund Accounting at	198
(1974)			Vanguard, has served as Controller of each of the
			investment companies served by Vanguard, since
			May 2015. Mr. Mahoney served as head of International
			Fund Services at Vanguard from 2008 to 2014.

Anne E. Robinson	Secretary	September 2016	Ms. Robinson has served as General Counsel of	198
(1970)			Vanguard since September 2016; Secretary of
			Vanguard and of each of the investment companies
			served by Vanguard, since September 2016; Director
			and Senior Vice President of Vanguard Marketing
			Corporation since September 2016; and a Managing
			Director of Vanguard since August 2016. Ms. Robinson
			served as Managing Director and General Counsel of
			Global Cards and Consumer Services at Citigroup from
			2014 to 2016. She served as counsel at American
			Express from 2003 to 2014.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees. The lead independent trustee also chairs the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust‘s board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. The following independent trustees serve as members of the committee: Mr. Gupta, Ms. Heisen, Mr. Loughrey, Mr. Loughridge, and Mr. Volanakis. The committee held five meetings during the Funds‘ fiscal year ended August 31, 2016.
  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ fiscal year ended August 31, 2016.
  Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held five meetings during the Funds‘ fiscal year ended August 31, 2016.
  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ fiscal year ended August 31, 2016.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds. The CMT Funds’ trustees receive no compensation directly from the Funds. However, Vanguard is responsible for paying the trustees for their service to the Funds under the terms of the Management and Distribution Agreement described under the heading “Management and Distribution Agreement.” The Funds’ officers are compensated by Vanguard, not the Funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. The table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD CMT FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds	Funds’ Expenses	January 1, 2016[1]	to Trustees[2]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	—	—	—	$230,000
Rajiv L. Gupta	—	—	—	$223,500
Amy Gutmann	—	—	—	$230,000
JoAnn Heffernan Heisen	—	—	$6,985	$230,000
F. Joseph Loughrey	—	—	—	$230,000
Mark Loughridge	—	—	—	$260,000
Scott C. Malpass	—	—	—	$223,500
André F. Perold	—	—	—	$230,000
Peter F. Volanakis	—	—	—	$230,000

1	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
2	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 194 Vanguard funds for the 2015 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2015.

		Dollar Range of	Aggregate Dollar Range of
		Fund Shares Owned	Vanguard Fund Shares
Vanguard Fund	Trustee	by Trustee	Owned by Trustee
Market Liquidity Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Municipal Cash Management Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of November 30, 2016, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of November 30, 2016, the following owned of record 5% or more of the outstanding shares of each class:

Vanguard Market Liquidity Fund—Investor Shares: Vanguard Total Bond Market Index Fund, Valley Forge, PA (13.16%), Vanguard Total Bond Market II Index Fund, Valley Forge, PA (9.71%), Vanguard Total International Stock Index Fund, Valley Forge, PA (9.58%); Vanguard Municipal Cash Management Fund—Investor Shares: Vanguard Intermediate-Term Tax-Exempt Fund, Valley Forge, PA (33.56%), Vanguard Tax-Exempt Money Market Fund, Valley Forge, PA (31.98%), Vanguard Short-Term Tax-Exempt Fund, Valley Forge, PA (11.51%), Vanguard Limited-Term Tax-Exempt Fund, Valley Forge, PA (10.81%), Vanguard High-Yield Tax-Exempt Fund, Valley Forge, PA (6.20%), Vanguard Long-Term Tax-Exempt Fund, Valley Forge, PA (5.53%).

A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of November 30, 2016, Vanguard Tax-Exempt Money Market Fund (a series of Vanguard Municipal Bond Funds, which is organized as a Delaware statutory trust) owned 31.98% of the voting shares of the Municipal Cash Management Fund. As of November 30, 2016, Vanguard Intermediate-Term Tax-Exempt Fund (a series of Vanguard Municipal Bond Funds, which is organized as a Delaware statutory trust) owned 33.56% of the voting shares of the Municipal Cash Management Fund. The Tax-Exempt Money Market Fund and Intermediate-Term Tax-Exempt Fund must echo vote these shares in proportionately the same manner as shares voted by the Municipal Cash Management Fund’s other shareholders.

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each

Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and

Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis by an experienced investment advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

1. Other Accounts Managed

John C. Lanius manages Vanguard Market Liquidity Fund; as of August 31, 2016, the Fund held assets of $44 billion. As of August 31, 2016, Mr. Lanius also managed 2 other registered investment companies with total assets of $40 billion (neither of which had advisory fees based on account performance).

Justin A. Schwartz manages Vanguard Municipal Cash Management Fund; as of August 31, 2016, the Fund held assets of $3.1 billion. As of August 31, 2016, Mr. Schwartz also managed 4 other registered investment companies with total assets of $33 billion (neither of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2016, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For each Fund, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the Fund and, consequently, how the Fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds or collective investment trusts that may invest in Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of August 31, 2016, Vanguard employees collectively invested more than $5.1 billion in Vanguard funds or collective investment trusts that may invest in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, invests substantially all of his personal financial assets in Vanguard funds.

As of August 31, 2016, the named portfolio managers did not own any shares of the Funds they managed because the Funds are only available as cash management vehicles to other Vanguard funds and certain trusts and accounts managed by Vanguard or its affiliates. However, because the portfolio managers own shares of other Vanguard funds that invest in the Market Liquidity and Municipal Cash Management Funds as cash management vehicles, the portfolio managers indirectly have an interest in the Funds.

Duration and Termination of Investment Advisory Agreement

The Management and Distribution Agreement with the advisor, which governs the investment advisory services provided to each Fund, is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. The Agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon sixty (60) days’ written notice to Vanguard and VMC, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 60 days’ written notice to Vanguard and VMC, or (3) by Vanguard or VMC upon ninety (90) days’ written notice to the Fund.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, and market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which the Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Fund normally purchases securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

As previously explained, the types of securities that the Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of August 31, 2016, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Market Liquidity Fund	J.P. Morgan Securities Inc.	$46,995,000
	Wells Fargo Securities, LLC	1,245,020,000
Municipal Cash Management Fund	—	—

During the fiscal years ended August 31, 2014, 2015, and 2016, the Funds did not pay any brokerage commissions.

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated responsibility for monitoring proxy voting activities to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).
Actions of committee(s) on which nominee serves demonstrate serious failures of governance (e.g., unilaterally acting to significantly reduce shareholder rights, failure to respond to previous vote results for directors and shareholder proposals).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Proxy access

We believe that long-term investors may benefit from having proxy access, or the opportunity to place director nominees on a company’s proxy ballot. In our view, this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

That said, we also believe that proxy access provisions should be appropriately limited to avoid abuse by investors who lack a meaningful long-term interest in the company. As such, we generally believe that a shareholder or group of shareholders representing 3% of a company’s outstanding shares held for at least three years should be able to nominate directors for up to 20% of the seats on the board.

We will review proposals regarding proxy access case by case. The funds will be most likely to support access provisions with the terms described above, but they may support different thresholds based on a company’s other governance provisions, as well as other relevant factors.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval

Company requires senior executives to hold a minimum amount
of company stock (frequently expressed as a multiple of salary).
Company requires stock acquired through equity awards to be
held for a certain period of time.
Compensation program includes performance-vesting awards,
indexed options, or other performance-linked grants.
Concentration of equity grants to senior executives is limited
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

B. Bonus plans

Factors Against Approval

Total potential dilution (including all stock-based plans) exceeds 15% of shares outstanding.
Annual equity grants have exceeded 2% of shares outstanding.

Plan permits repricing or replacement of options without
shareholder approval.
Plan provides for the issuance of reload options.

Plan contains automatic share replenishment (evergreen) feature.

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval

Plan is relatively short-term (3-5 years).
Plan requires shareholder approval for renewal.
Plan incorporates review by a committee of independent
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).
Highly independent, non-classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Increase in authorized shares

Factors Against Approval

Plan is long term (>5 years).
Renewal of plan is automatic or does not require shareholder approval.
Board with limited independence.

Ownership trigger is less than 15%.
Classified board.

The funds are supportive of companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. We will generally approve increases of up to 50% of the current share authorization, but will also consider a company’s specific circumstances and market practices.

C. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

D. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

E. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

F. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

G. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the FRB) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. A summary of the procedures and guidelines is available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended August 31, 2016, appearing in the Funds‘ 2016 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

SAI 1142 122016

PART C

VANGUARD CMT FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 6 dated December 15, 2008, is hereby incorporated by reference.
(b)	By-Laws, filed with Post-Effective Amendment No. 9 dated December 28, 2010, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, Reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Management and Distribution Agreement, filed with Post-Effective Amendment No.7 on October 23, 2009, is hereby incorporated by reference.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for State Street Bank and Trust Company, for JP Morgan Chase Bank, and for The Bank of New York Mellon, are filed herewith.
(h)	Other Material Contracts, Shareholder Services Agreement, filed with Post-Effective Amendment No.7 on October 23, 2009, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, not applicable.
(o)	Reserved.
(p)	Codes of Ethics, for The Vanguard Group, Inc., filed with Post-Effective Amendment No.18 dated December 23, 2015, is hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

31. Business and Other Connections of Investment Adviser

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of more than 190 mutual funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
F. William McNabb III	Director and Chairman	Chairman and Chief Executive Officer
Glenn W. Reed	Director	None
Mortimer J. Buckley	Director and Senior Vice President	None
Martha G. King	Director and Senior Vice President	None
Chris D. McIsaac	Director and Senior Vice President	None
Anne E. Robinson	Director and Senior Vice President	Secretary
Karen Risi	Director and Managing Director	None
Thomas Rampulla	Director and Senior Vice President	None
Michael Rollings	Director	None
Natalie Bej	Chief Compliance Officer	Chief Compliance Officer
Matthew Benchener	Principal	None
Jack Brod	Principal	None
James M. Delaplane Jr.	Principal	None
Kathleen A. Graham-Kelly	Principal	None
Phillip Korenman	Principal	None
Mike Lucci	Principal	None
Alba E. Martinez	Principal	None
Brian McCarthy	Principal	None
Frank Satterthwaite	Principal	None
Christopher Sicilia	Principal	None
Tammy Virnig	Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Timothy P. Holmes	Annuity and Insurance Officer	None
Jeff Seglem	Annuity and Insurance Officer	None
Michael L. Kimmel	Assistant Secretary	None
Marc P. Lindsay	Assistant Secretary	None
Caroline Cosby	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, The Bank of New York Mellon, One Wall Street, New York, NY 10286, and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111; and the Registrant’s investment advisor at the location identified in Part B of this Registration Statement.

Item 34. Management Services

Other than as set forth in the section titled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of December, 2016.

VANGUARD CMT FUNDS

BY:_________/s/ F. William McNabb III*____________

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/S/ F. WILLIAM MCNABB III*	Chairman and Chief Executive	December 22, 2016
Officer
F. William McNabb III
/S/ EMERSON U. FULLWOOD*	Trustee	December 22, 2016
Emerson U. Fullwood
/S/ RAJIV L. GUPTA*	Trustee	December 22, 2016
RAJIV L. GUPTA
/S/ AMY GUTMANN*	Trustee	December 22, 2016
Amy Gutmann
/S/ JOANN HEFFERNAN HEISEN*	Trustee	December 22, 2016
JoAnn Heffernan Heisen
/S/MARK LOUGHRIDGE*	Trustee	December 22, 2016
Mark Loughridge
/S/ F. JOSEPH LOUGHREY*	Trustee	December 22, 2016
F. Joseph Loughrey
/S/ SCOTT C. MALPASS*	Trustee	December 22, 2016
Scott C. Malpass
/S/ ANDRÉ F. PEROLD*	Trustee	December 22, 2016
André F. Perold
/S/ PETER F. VOLANAKIS*	Trustee	December 22, 2016
Peter F. Volanakis
/S/ THOMAS J. HIGGINS*	Chief Financial Officer	December 22, 2016
Thomas J. Higgins

*By: /s/Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016, see File Number 33-32548, Incorporated by Reference.

INDEX TO EXHIBITS
Custodian Agreements, State Street Bank and Trust Company	Ex-99.G
Custodian Agreements, JPMorgan Chase Bank	Ex-99.G
Custodian Agreements, The Bank of New York Mellon	Ex-99.G
Other Opinions, Consent of Independent Registered Public Accounting Firm.	Ex-99.J

C-6